Exhibit 99.1

Monthly Servicing Report

For

IHOP Franchising, LLP & IHOP IP, LLC

For the Monthly Payment Date of:	January 22, 2008
For the Monthly Collection Period of:	December

Current Notes Outstanding:
1	Series 2007-1	$175,000,000
2	Series 2007-2	$15,000,000
3	Series 2007-3	$245,000,000

IHOP Franchising, LLP & IHOP IP, LLC

Instructions for Wires on Tuesday, January 22, 2008

For the Period of December 20, 2007 - January 21, 2008

		Total	Employer/
	Debit Account #	Amount	Tax ID#	Bank	ABA #	Account Name	Account #	Reference

Wires
FGIC	21499506	$102,500.00	N/A	JP Morgan Chase	021-000-021	Financial Guaranty Insurance Company Concentration Account	904-951839	Insurance Premium - IHOP Series 2007-1 & Series 2007-2 for the period of December 20, 2007 - January 21, 2008.

DTC	21499508	$800,177.78						Interest Payment on IHOP Series 2007-1 for the period of December 20, 2007 - January 21, 2008.

DTC	21499519	$2,546,069.94						Interest Payment on IHOP Series 2007-3 for the period of November 29, 2007 - January 21, 2008.

Wells Fargo Trust Services	21499503	$6,250.00		Wells Fargo Bank	121-000-248	Wells Fargo Corporate Trust Services	1000031565	Attention Chad Schafer.

Calyon Americas	21499513	$77,099.57		Calyon Americas New York Branch	026-008-073	Atlantic Asset Securitization	01-25680-0001-00-001	Interest Payment on IHOP Series 2007-2 for the period of December 20, 2007 - January 21, 2008.

Calyon Americas	21499516	$1,375.00		Calyon Americas New York Branch	026-008-073	Atlantic Asset Securitization	01-25680-0001-00-001	Fee Payment on IHOP Series 2007-2 for the period of December 20, 2007 - January 21, 2008.

Total Wires		$3,533,472.29

Calculations:

Series 2007 - 2 Undrawn Portion
For December 20 - January 21		10,000,000.00

Day Calculation
Start Date		12/20/07
End Date		01/21/08
Number of Days		33

Series 2007 - 1
Interest Expense
Principal		175,000,000.00
Interest Expense % - Series 1		5.1440%

Interest Expense December 20 - January 19		750,166.67
Interest Expense January 20 - January 21		50,011.11
Total 2007 - 1 Interest Expense		$800,177.78

Series 2007 - 3
Interest Expense
Principal		245,000,000.00
Interest Expense % - Series 1		7.0588%

Interest Expense December 20 - January 19		1,441,171.67
Interest Expense January 20 - January 21		96,078.11
Interest Expense November 29 - December 19		1,008,820.17
Total 2007 - 3 Interest Expense		$2,546,069.94

Series 2007 - 1
Monoline Expense
Monoline Expense % Series 1		0.600%

Monoline Expense December 20 - January 19		87,500.00
Monoline Expense January 20 - January 21		5,833.33
Subtotal 2007 - 1 Monoline Expense		$93,333.33

Series 2007 - 2
Monoline Expense - Undrawn
Monoline Expense % Series 2	0.100%
Monoline Expense for December 20 - January 21	916.67
Total	$916.67

Monoline Expense - Drawn
Monoline Expense % Series 2	0.600%
Monoline Expense for December 20 - January 21	8,250.00
Total	$8,250.00

Subtotal 2007 - 2 Monoline Expense	$9,166.67

Total FGIC	$102,500.00

Series 2007 - 2
Fee Expense
Fee Expense % on Undrawn Portion	0.150%
Fee Expense for December 20 - January 21	1,375.00
Total Facility Fee	$1,375.00

Series 2007 - 2
Interest Expense - Drawn
Interest Expense for December 20 - January 21	77,000.00
Adjustment for prior period estimate vs actual true-up	99.57
Total 2007 - 2 Interest Expense	$77,099.57

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
IHOP IP, LLC , as Co Issuer

Total Amounts Credited to the Lock-Box Account	$27,872,587.46
Total Amounts Credited to the Advertising Funds Account Account	$98,402.19

Deposits from Lock-Box to Collection Account

From Type 1 Stores			Counted for Purposes of DSCR Only
A)	Franchise Payments	$5,448,777.12	Yes
B)	License Payments	$—	Yes
C)	Development Payments	$230,000.00	Yes
D)	IHOP Operated Restaurant Sub-Licensing Fees	$40,329.79	Yes
E)	IHOP Operated Restaurant Lease Payments	$16,250.00	Yes
F)	Equipment Lease Payments	$908,766.98	Yes
G)	Franchise Note Payments	$468,644.64	Yes

H)	Lease Payments
	Owned properties - Franchisee Leases	$804,246.58
	Leased properties - Franchisee Sublease	$4,046,658.35
	Total Lease Payments	$4,850,904.93	Yes

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$2,708.72	Yes
K)	Any 3rd Party Reimbursement Amounts	$417,378.16	Yes
L)	Other	$56,722.76	Yes
M)	(Less Returns, NSF etc.)	$(65,943.85)	Yes
	Total Type 1 Collections Received	$12,374,539.25

From Type 2 Stores
A)	Franchise Payments	$3,328,182.63
B)	License Payments	$—
C)	Development Payments	$—
D)	IHOP Operated Restaurant Licensing Fees	$85,537.57
E)	IHOP Operated Restaurant Lease Payments	$183,484.93
F)	Equipment Lease Payments	$1,281,455.01
G)	Franchise Note Payments	$425,664.84

H)	Lease Payments
	Owned properties - Franchisee Leases	$—
	Leased properties - Franchisee Sublease	$6,964,938.45
	Total Lease Payments	$6,964,938.45

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$3,275.75
K)	Any 3rd Party Reimbursement Amounts	$365,199.69
L)	Other	$98,028.77
M)	(Less Returns, NSF etc.)	$(48,628.70)
	Total Type 2 Collections Received	$12,687,138.94

Other
To Be Deposited into the Collection Account
A)	Investment Income from all other Accounts (as applicable)	$34,875.43
B)	(Less investment expenses and net losses)	$—
	Net Investment Income	$34,875.43	Yes
C)	Distribution Payments	$2,435,357.67	Yes
D)	Series Hedge Agreements Receipts (as applicable)	$—	Yes
E)	Defective Assets Payments	$—
F)	Any other Amounts owed relating to the Collateral	$—	Yes
	Total “Other” Collections Received	$2,470,233.10

	Total Monthly Cash Payments	$27,531,911.29
	Total Monthly Collections - Related to Collateral	$14,844,772.35

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
IHOP IP, LLC , as Co Issuer

				Amount Owed	Collections Remaining

Total Collections to be applied in Accordance From All Weekly Waterfalls			$27,531,911.29		$27,531,911.29

Sum of Weekly Allocations from the Collection Account Pursuant to Sec. 10.9 of Base Indenture

a)	I	To the Lease and Reimbursement Payment Account		$9,732,611.91	$17,799,299.38
		A	Type 1 Property Lease Payment Allocation Amount	$2,743,875.30
		B	Type 2 Property Lease Payment Allocation Amount	$5,348,583.98
		C	Training Fee Reimbursement Payment Allocation Amount	$—
		D	Third Party Reimbursement Payment Allocation Amount - Type 1’s only	$—
		E	Supplier Payment Allocation Amount	$1,640,152.63
	II	To the Insurance Proceeds Account
		i	Insurance Restoration Payment Allocation Amount	$—	$17,799,299.38

b)		To the Principal Payment Account
		Defective Asset Damages Amounts		$—	$17,799,299.38

						Amount Already Allocated	Amount Allocated	New Amount Allocated	Capped Amount (where Applicable)	Amount Avail under Cap (where Applicable)

c)		To the Servicer
			Weekly Servicer Fee	$2,572,019.25	$15,227,280.13

d)		To the Hedge Agreement Expense Payment Account
			Hedge Agreement Allocation Amount	$—	$15,227,280.13

e)	A	To the Operating Expense Payment Account
			Operating Expense Allocation Amount	$—	$15,227,280.13	$329,368.75	$—	$329,368.75	$500,000.00	$170,631.25
	B	To the Insurer Premium Payment Account
			Insurance Premium Allocation Amount (2007-1 & 2007-2 & 2007-3)	$99,305.56	$15,127,974.57
	C	To the Interest Payment Account Payment Account (2007-1 & 2007-2 & 2007-3)		$3,346,528.82	$11,781,445.75
		i	Senior Series Interest Allocation Amount (2007-1)	$775,172.22
		ii	Senior Series Interest Allocation Amount (2007-2)	$73,325.71
		iii	Senior Series Interest Allocation Amount (2007-3)	$2,498,030.89
	D	To the Fee Payment Account (2007-2)
			Senior Series Fee Allocation Amount (2007-2)	$—	$11,781,445.75

f)		To the Insurer Reimbursement and Expense Account (2007-1 & 2007-2 & 2007-3)
			Senior Series Insurer Reimbursement and Expense Allocation Amount	$—	$11,781,445.75

g)		To the Interest Reserve Account (2007-1 & 2007-2 & 2007-3)		$—	$11,781,445.75
		i	Interest Reserve Amount (2007-1)	$—
		ii	Interest Reserve Amount (2007-2)	$—
		iii	Interest Reserve Amount (2007-3)	$—

h)	A	To the Insurer Premium Payment Account (Senior Subordinated)
			Insurance Premium Allocation Amount	$—	$11,781,445.75
	B	To the Interest Payment Account Payment Account (Senior Subordinated)
			Senior Subordinated Series Interest Allocation Amount	$—	$11,781,445.75
	C	To the Fee Payment Account (Senior Subordinated)
			Senior Subordinated Series Fee Allocation Amount	$—	$11,781,445.75

i)		To the Insurer Reimbursement and Expense Account (Senior Subordinated)
			Senior Subordinated Series Insurer Reimbursement and Expense Allocation Amount	$—	$11,781,445.75

j)		To the Interest Reserve Account (Senior Subordinated)		$—	$11,781,445.75
			Interest Reserve Amount	$—

k)		To the Servicer
			Supplemental Servicing Fee	$—	$11,781,445.75	$—	$—	$—	$1,000,000.00	$1,000,000.00

l)		To the Trigger Reserve Account (2007-1 & 2007-2 & 2007-3)		$—	$11,781,445.75
		i	Trigger Reserve Amount (2007-1)	$—
		ii	Trigger Reserve Amount (2007-2)	$—
		iii	Trigger Reserve Amount (2007-3)	$—

m)		To the Principal Payment Account (2007-1 & 2007-2 & 2007-3)		$—	$11,781,445.75
		i	Principal Payment Amount (2007-1)	$—
		ii	Principal Payment Amount (2007-2)	$—
		iii	Principal Payment Amount (2007-3)	$—

n)		To the Hedge Agreement Expense Payment Account
			Hedge Agreement Termination Payment	$—	$11,781,445.75

o)	A	To the Insurer Premium Payment Account (Subordinated)
			Insurance Premium Allocation Amount	$—	$11,781,445.75
	B	To the Interest Payment Account Payment Account (Subordinated)
			Subordinated Series Interest Allocation Amount	$—	$11,781,445.75
	C	To the Fee Payment Account (Subordinated)
			Subordinated Series Fee Allocation Amount	$—	$11,781,445.75

p)		To the Insurer Premium Payment Account (Subordinated)
			Subordinated Series Insurer Reimbursement and Expense Allocation Amount	$—	$11,781,445.75

q)		To the Interest Reserve Account Payment Account (Senior Subordinated & Subordinated Series)
			Interest Reserve Amount	$—	$11,781,445.75

r)		To the Trigger Reserve Account (Senior Subordinated & Subordinated)
			Trigger Reserve Amount	$—	$11,781,445.75

s)		To the Principal Payment Account (Senior Subordinated & Subordinated)		$—	$11,781,445.75
			Senior Subordinated Principal Payment Amount	$—
			Subordinated Principal Payment Amount	$—

t)		To the Interest Payment Account Payment Account		$—	$11,781,445.75
		i	Senior Series Additional Interest-II Allocation Amount (2007-1 & 2007-2 & 2007-3)	$—
		ii	Senior Subordinated Additional Interest Allocation Amount	$—
		iii	Subordinated Additional Interest Allocation Amount	$—

u)		To the Operating Expense Payment Account
			Operating Expense Allocation Amount above the Cap	$—	$11,781,445.75

v)		To The Issuer and Co-Issuer as Residual Payments
			All Remaining Funds	$11,781,445.75	$—

			Total Monthly DSCR Expenses	$6,956,047.18

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
IHOP IP, LLC , as Co Issuer

Waterfall for Determination of Type 1 Residual

					Amount Owed	Collections Remaining

Total Type 1 Collections to be applied in Accordance w/ Weekly Waterfalls by Type				$14,844,772.35		$14,844,772.35

Sum of Weekly Allocations from the Collection Account Pertaining to Type 1 Properties

a)	I	To the Lease and Reimbursement Payment Account			$4,384,027.93	$10,460,744.42
		A	Type 1 Property Lease Payment Allocation Amount		$2,743,875.30
		B	Training Fee Reimbursement Payment Allocation Amount		$—
		C	Third Party Reimbursement Payment Allocation Amount - Type 1’s only		$—
		D	Supplier Payment Allocation Amount		$1,640,152.63
	II	To the Insurance Proceeds Account
		i	Insurance Restoration Payment Allocation Amount		$—	$10,460,744.42

b)		To the Principal Payment Account
			Defective Asset Damages Amounts		$—	$10,460,744.42

							Amount Already Allocated	Amount Allocated	New Amount Allocated	Capped Amount (where Applicable)	Amount Avail under Cap (where Applicable)

c)			To the Servicer
				Weekly Servicer Fee	$2,572,019.25	$7,888,725.17

d)			To the Hedge Agreement Expense Payment Account
				Hedge Agreement Allocation Amount	$—	$7,888,725.17

e)		A	To the Operating Expense Payment Account
				Operating Expense Allocation Amount	$—	$7,888,725.17	$329,368.75	$—	$329,368.75	$500,000.00	$170,631.25
		B	To the Insurer Premium Payment Account
				Insurance Premium Allocation Amount (2007-1 & 2007-2 & 2007-3)	$99,305.56	$7,789,419.61
		C	To the Interest Payment Account Payment Account (2007-1 & 2007-2 & 2007-3)		$3,346,528.82	$4,442,890.79
			i	Senior Series Interest Allocation Amount (2007-1)	$775,172.22
			ii	Senior Series Interest Allocation Amount (2007-2)	$73,325.71
			iii	Senior Series Interest Allocation Amount (2007-3)	$2,498,030.89
		D	To the Fee Payment Account (2007-2)
				Senior Series Fee Allocation Amount (2007-2)	$—	$4,442,890.79

f)			To the Insurer Reimbursement and Expense Account (2007-1 & 2007-2 & 2007-3)
				Senior Series Insurer Reimbursement and Expense Allocation Amount	$—	$4,442,890.79

g)			To the Interest Reserve Account (2007-1 & 2007-2 & 2007-3)		$—	$4,442,890.79
			i	Interest Reserve Amount (2007-1)	$—
			ii	Interest Reserve Amount (2007-2)	$—
			iii	Interest Reserve Amount (2007-3)	$—

h)		A	To the Insurer Premium Payment Account (Senior Subordinated)
				Insurance Premium Allocation Amount	$—	$4,442,890.79
		B	To the Interest Payment Account Payment Account (Senior Subordinated)
				Senior Subordinated Series Interest Allocation Amount	$—	$4,442,890.79
		C	To the Fee Payment Account (Senior Subordinated)
				Senior Subordinated Series Fee Allocation Amount	$—	$4,442,890.79

i)			To the Insurer Reimbursement and Expense Account (Senior Subordinated)
				Senior Subordinated Series Insurer Reimbursement and Expense Allocation Amount	$—	$4,442,890.79

j)			To the Interest Reserve Account (Senior Subordinated)		$—	$4,442,890.79
				Interest Reserve Amount	$—

k)			To the Servicer
				Supplemental Servicing Fee	$—	$4,442,890.79	$—	$—	$—	$1,000,000.00	$1,000,000.00

l)			To the Trigger Reserve Account (2007-1 & 2007-2 & 2007-3)		$—	$4,442,890.79
			i	Trigger Reserve Amount (2007-1)	$—
			ii	Trigger Reserve Amount (2007-2)	$—
			iii	Trigger Reserve Amount (2007-3)	$—

m)			To the Principal Payment Account (2007-1 & 2007-2 & 2007-3)		$—	$4,442,890.79
			i	Principal Payment Amount (2007-1)	$—
			ii	Principal Payment Amount (2007-2)	$—
			iii	Principal Payment Amount (2007-3)	$—

n)			To the Hedge Agreement Expense Payment Account
				Hedge Agreement Termination Payment	$—	$4,442,890.79

o)		A	To the Insurer Premium Payment Account (Subordinated)
				Insurance Premium Allocation Amount	$—	$4,442,890.79
		B	To the Interest Payment Account Payment Account (Subordinated)
				Subordinated Series Interest Allocation Amount	$—	$4,442,890.79
		C	To the Fee Payment Account (Subordinated)
				Subordinated Series Fee Allocation Amount	$—	$4,442,890.79

p)			To the Insurer Premium Payment Account (Subordinated)
				Subordinated Series Insurer Reimbursement and Expense Allocation Amount	$—	$4,442,890.79

q)			To the Interest Reserve Account Payment Account (Senior Subordinated & Subordinated Series)
				Interest Reserve Amount	$—	$4,442,890.79

r)			To the Trigger Reserve Account (Senior Subordinated & Subordinated)
				Trigger Reserve Amount	$—	$4,442,890.79

s)			To the Principal Payment Account (Senior Subordinated & Subordinated)		$—	$4,442,890.79
				Senior Subordinated Principal Payment Amount	$—
				Subordinated Principal Payment Amount	$—

t)			To the Interest Payment Account Payment Account		$—	$4,442,890.79
			i	Senior Series Additional Interest-II Allocation Amount (2007-1 & 2007-2 & 2007-3)	$—
			ii	Senior Subordinated Additional Interest Allocation Amount	$—
			iii	Subordinated Additional Interest Allocation Amount	$—

u)			To the Operating Expense Payment Account
				Operating Expense Allocation Amount above the Cap	$—	$4,442,890.79

v)			To Applebee’s International
				Type 1 Residual	$4,442,890.79	$—

				Total Weekly DSCR Expenses	$6,956,047.18

Total Type 2 Collections to be applied in Accordance w/ Weekly Waterfalls by Type			$12,687,138.94		$12,687,138.94

Sum of Weekly Allocations from the Collection Account Pertaining to Type 2 Properties

a)	I	To the Lease and Reimbursement Payment Account		$5,348,583.98	$7,338,554.96
		A	Type 2 Property Lease Payment Allocation Amount	$5,348,583.98

v)		To The Issuer and Co-Issuer as Residual Payments
			All Remaining Funds	$7,338,554.96	$—

IHOP FRANCHISING LLC, as Issuer

&

IHOP IP, LLC , as Co Issuer

Summary of Monthly Type 1 Residual Calculations and Wire Transfers

	Type 1 Residual	Wires
	Weekly	Sent to
	Calculation	Applebee’s

Week 1	$600,182.86	$—	Note: acquisition deal closed mid-week, so did not implement wiring schedule until following week.
Week 2	$(288,697.09)	$—
Week 3	$368,772.91	$368,772.91
Week 4	$2,325,919.89	$2,325,919.89
Week 5	$1,436,712.22	$1,436,712.22	Note: Wire transfer misdirected by Wells Fargo, so Applebee’s did not receive this wire during the month of December.
Total	$4,442,890.79	$4,131,405.02

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
IHOP IP, LLC , as Co Issuer

Reconciliation of Indenture Trust Accounts

1	Advertising Account
	Beginning Balance	$4,723,495.55
	Plus Deposits	$6,346,234.29
	Less Withdrawals	$(3,693,818.61)
	Ending Balance	$7,375,911.23

2	Insurance Proceeds Account
	Beginning Balance	$—
	Plus Deposits	$—
	Less Withdrawals	$—
	Ending Balance	$—

3	Lease and Reimbursements Payment Account
	Beginning Balance	$7,199,779.10
	Plus Deposits	$10,354,145.24
	Less Withdrawals	$(9,518,808.80)
	Ending Balance	$8,035,115.54

4	Principal Payment Account - 2007-1 & 2007-2 & 2007-3
	Beginning Balance	$—
	Plus Trigger Reserve Deposits	$—
	Plus Weekly Collection Account Deposits	$—
	Plus Any Defective Asset Damages Amount	$—
	Plus Capital Contributions relating to an Optional Redemption	$—
	Less Withdrawals	$—
	Ending Balance	$—

5	Interest Payment Account & Fee Payment Account 2007-1 & 2007-2 & 2007-3
	Beginning Balance	$777,041.50
	Plus Deposits	$3,387,657.58
	Less Withdrawals	$(802,521.40)
	Ending Balance	$3,362,177.68

6	Hedge Agreement Expense Payment Account
	Beginning Balance	$—
	Plus Deposits	$—
	Less Withdrawals	$—
	Ending Balance	$—

7	Operating Expense Payment Account
	Beginning Balance	$20,104.51
	Plus Deposits	$10,000.00
	Less Withdrawals	$(6,151.04)
	Ending Balance	$23,953.47

8	Insurer Payment Account
	Beginning Balance	$54,583.33
	Plus Deposits	$101,688.89
	Less Withdrawals	$(56,966.67)
	Ending Balance	$99,305.55

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
IHOP IP, LLC , as Co Issuer

Series 2007-1 $175 Million Notes
Series 2007-2 VFN $25 Million Note
Series 2007-3 $245 Million Notes

Reconciliation of Reserve Accounts

Series 2007-1 & 2007-2 & 2007-3 Interest Reserve Accounts

Beginning Balance	$872,323
Plus Deposits	$4,323,515
Less Withdrawals	$—
Ending Balance	$5,195,838

Series 2007-1 & 2007-2 & 2007-3 Trigger Reserve Accounts

Beginning balance	$—
Plus Deposits	$—
Less Withdrawals	$—
Ending Balance	$—

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
IHOP IP, LLC , as Co Issuer

Series 2007-1

Beginning	$175,000,000.00
Amortization
Ending	$175,000,000.00

Series 2007-3

Beginning	$245,000,000.00
Amortization
Ending	$245,000,000.00

Series 2007-2

Beginning	$—
Amortization	$—
Draw Down	$15,000,000.00
Ending	$15,000,000.00

Series 2007-2 Draw #1

Amount	$10,000,000.00
Date	5/23/2007
Interest Due	$0.00

Series 2007-2 Draw #2

Amount	$8,000,000.00
Date	6/12/2007
Interest Due	$0.00

Series 2007-2 Draw #3

Amount	$15,000,000.00
Date	11/28/2007
Interest Due	77,099.57

IHOP FRANCHISING LLC, as Issuer
&
IHOP IP, LLC , as Co Issuer

Calculation of DSCR

Monthly Periods used in calculation of DSCR	For the Monthly Payment Date of:	January 22, 2008
	For the Monthly Collection Period of:	December

		October

Adjusted Collections		Total Monthly Collections - Related to Collateral	$11,934,632.58
	-	Total Monthly DSCR Expenses	$6,644,607.31
			$5,290,025.27

Denominator
		Total Debt Service	$753,482.50

		November

Adjusted Collections		Total Monthly Collections - Related to Collateral	$13,314,455.91
	-	Total Monthly DSCR Expenses	$6,232,343.98
			$7,082,111.93

Denominator
		Total Debt Service	$851,387.09

		December

Adjusted Collections		Total Monthly Collections - Related to Collateral	$14,844,772.35
	-	Total Monthly DSCR Expenses	$6,956,047.18
			$7,888,725.17

Denominator
		Total Debt Service	$3,445,834.38

		Current Payment Date DSCR Ratio	4.011

% to Trap (if
	Event Occur?	Applicable)
Cash Trapping Event?	N	0.00%
Rapid Amortization Event?	N
Servicer Termination Event / EOD?	N

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
IHOP IP, LLC , as Co Issuer

				($ In Thousands)
				Monthly
Numerator
			Operating Lease Expense - (December 2007)	8,465
			Annualized Operating Lease Expense (December 2007 * 12)	101,585
		1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	812,678

	+		All Trust Debt	2,339,000
			IHOP	445,000
			Applebee’s	1,894,000
			All Other IHOP Corp Debt	170,460
			All Other Applebee’s Corp Debt	3,728
		2	Total Indebtedness	2,513,188

			Total Adjusted Debt	3,325,866

Denominator
		1	EBITDA	362,087
	+	2	Operating Lease Expense	101,585
			EBITDAR	463,672

Current Payment Date Leverage Ratio	7.2
Servicer Termination Event?	N

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
IHOP IP, LLC , as Co Issuer

Type I Stores

Beginning	869
Plus New Stores	11
Plus Converted Type II	0
Plus Converted Type III	0
Less Store Closures	2
Ending Balance	878

Type II Stores

Beginning	438
Plus New Stores	0
Plus Converted Type III	0
Less Converted to Type I	0
Less Store Closures	1
Ending Balance	437

Type III Stores

Beginning	17
Plus New Stores	0
Less Stores Converted Out of Type III	0
Less Store Closures	0
Ending Balance	17

IHOP System-Wide Sales As of Closing	$2,100,000,000
IHOP System-Wide Sales For Last 12 Months	$2,286,010,159
Current Sales Greater than or Equal to Sales at Closing	YES

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
IHOP IP, LLC , as Co Issuer

Deposits from Servicer to Collection Account

Misdirected Type 1 Payments
A)	Franchise Payments	$—
B)	License Payments	$84,158.48
C)	Development Payments	$—
D)	IHOP Operated Restaurant Licensing Fees	$—
E)	IHOP Operated Restaurant Lease Payments	$—
F)	Equipment Lease Payments	$—
G)	Franchise Note Payments	$—

H)	Lease Payments
	Owned properties - Franchisee Leases	$—
	Leased properties - Franchisee Sublease	$—
	Total Lease Payments	$—

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$—
K)	Any 3rd Party Reimbursement Amounts	$—
L)	Other	$384,617.47
M)	(Less Returns, NSF etc.)	$—
	Total Type Misdirected Type 1 Collections Received	$468,775.95

Misdirected Type 2 Payments
A)	Franchise Payments	$—
B)	License Payments	$—
C)	Development Payments	$—
D)	IHOP Operated Restaurant Licensing Fees	$—
E)	IHOP Operated Restaurant Lease Payments	$—
F)	Equipment Lease Payments	$—
G)	Franchise Note Payments	$—

H)	Lease Payments
	Owned properties - Franchisee Leases	$—
	Leased properties - Franchisee Sublease	$—
	Total Lease Payments	$—

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$—
K)	Any 3rd Party Reimbursement Amounts	$—
L)	Other	$138,183.81
M)	(Less Returns, NSF etc.)	$—
	Total Type Misdirected Type 2 Collections Received	$138,183.81

Deposits from Advertising Account to Collection Account

Misdirected Type 1 Payments
A)	Franchise Payments	$13,409.92
B)	License Payments	$—
C)	Development Payments	$—
D)	IHOP Operated Restaurant Licensing Fees	$—
E)	IHOP Operated Restaurant Lease Payments	$—
F)	Equipment Lease Payments	$—
G)	Franchise Note Payments	$—

H)	Lease Payments
	Owned properties - Franchisee Leases	$—
	Leased properties - Franchisee Sublease	$—
	Total Lease Payments	$—

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$—
K)	Any 3rd Party Reimbursement Amounts	$—
L)	Other	$—
M)	(Less Returns, NSF etc.)	$—
	Total Type Misdirected Type 1 Collections Received	$13,409.92

Misdirected Type 2 Payments
A)	Franchise Payments	$—
B)	License Payments	$—
C)	Development Payments	$—
D)	IHOP Operated Restaurant Licensing Fees	$—
E)	IHOP Operated Restaurant Lease Payments	$—
F)	Equipment Lease Payments	$—
G)	Franchise Note Payments	$—

H)	Lease Payments
	Owned properties - Franchisee Leases	$—
	Leased properties - Franchisee Sublease	$—
	Total Lease Payments	$—

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$—
K)	Any 3rd Party Reimbursement Amounts	$—
L)	Other	$—
M)	(Less Returns, NSF etc.)	$—
	Total Type Misdirected Type 2 Collections Received	$—

Deposits To Servicer

From Type 3 Stores
A)	Franchise Payments	$—
B)	License Payments	$—
C)	Development Payments	$—
D)	IHOP Operated Restaurant Licensing Fees	$—
E)	IHOP Operated Restaurant Lease Payments	$—
F)	Equipment Lease Payments	$—
G)	Franchise Note Payments	$—

H)	Lease Payments
	Owned properties - Franchisee Leases	$—
	Leased properties - Franchisee Sublease	$—
	Total Lease Payments	$—

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$—
K)	Any 3rd Party Reimbursement Amounts	$—
L)	Other	$35,817.56
M)	(Less Returns, NSF etc.)	$—
	Total Type 3 Collections Received	$35,817.56

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
IHOP IP, LLC , as Co Issuer

Non Conforming Assets

						Most Recent Annual			Most Recent Annual
Count	Store #	Franchisee	Store Type	Previous Royalty Rate	Current Royalty Rate	Annual Sales	Franchisee Lease Payments	Franchise & Equipment Note Payments	Master Lease Payments	Rent Margin

Additions:
#1	3109 - Willoughby, OH*	River Road Restaurants, LLC	1	4.500%	0.000%	1,392,376	0	0	0	0
#2	3134 - Lexington, KY*	River Road Restaurants, LLC	1	4.500%	0.000%	2,187,253	0	0	0	0
#3	3135 - Clarksville, IN*	River Road Restaurants, LLC	1	4.500%	0.000%	2,408,249	0	0	0	0
#4	3170 - Cleveland, OH*	River Road Restaurants, 3170, LLC	1	4.500%	0.000%	745,940	0	0	0	0
#5	5330 - Shawnee, KS	Amjad M. Fraitekh	2	4.500%	4.500%	1,761,131	176,800	37,503	177,404	-604
#6	5339 - Springfield, MO	5339, Inc.	2	4.500%	4.500%	1,938,790	213,200	43,986	214,291	-1,091

Subtractions:
#1	409 - Norcross, GA	Pancakes and More, LLC	1	4.500%	4.500%	1,795,815	144,663	0	138,629	6,034

Previously Listed in prior 12 months (Continues to be non-conforming):
#1	1616 - N. Las Vegas, NV	Craig Road Food Corp.	1	4.500%	4.500%	2,158,103	202,800	16,560	204,334	-1,534
#2	1728 - Salem, OR	Steven L. Graham	2	4.500%	4.500%	1,336,078	161,200	34,909	163,243	-2,043
#3	5328 - St. Peters, MO	Sara Inc.	2	4.500%	4.500%	2,018,424	200,200	44,396	208,146	-7,946
9

Previously Subtracted in prior 12 months:
#1	777 - Long Beach, CA	Long Beach Pancakes, Inc.	2	4.500%	4.500%	1,479,417	127,939	20,315	127,536	403
#2	5415 - Aurora, IL	Ali Alforookh	2	4.500%	4.500%	1,353,431	169,130	43,555	169,000	130

*	Contractual royalty rate is actually 4.5%. Royalty is being applied against franchise note balances on other restaurants according to the multi-store development agreement.

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
IHOP IP, LLC , as Co Issuer

Type I Property Lease Credit Agreement

Type I Property Lease Credit Agreement Loan

Beginning	77,058,215.00
Less Amortization	$—
Plus Any New Loans	$—
Ending	$77,058,215.00

Aggregate Asset Valuation Amount	$500,000,000.00
Advance Cap	70.00%
Maximum Loan Amount	$350,000,000.00
Early Amortization Event?	NO
Interest Owed

Type I Property Lease Credit Agreement Intercompany Loan

Beginning	$77,058,215.00
Less Repayment	$—
Less any Loan Foregiveness	$—
Plus Any Advances	$—
Plus Any New Loans	$—
Ending	$77,058,215.00

Owned Real Property Credit Agreement

Owned Real Property Credit Agreement Loan

Beginning	96,945,000.00
Less Amortization	$—
Plus Any New Loans	$—
Ending	$96,945,000.00

Aggregate Asset Valuation Amount	$500,000,000.00
Advance Cap	85.00%
Maximum Loan Amount	$425,000,000.00
Early Amortization Event?	NO
Interest Owed

Owned Real Property Credit Agreement Intercompany Loan

Beginning	$96,945,000.00
Less Repayment	$—
Less any Loan Foregiveness	$—
Plus Any Advances	$—
Plus Any New Loans	$—
Ending	$96,945,000.00